Equity	12 Months Ended
Jul. 31, 2024
Equity [Abstract]
EQUITY

NOTE 13 – EQUITY

Ordinary shares

As of July 31, 2023, the Company had a total of 9,627,452 ordinary shares issued and outstanding.

On April 23, 2024, the Company issued an aggregate 1,905,522 ordinary shares to three investors, at the purchase price of $1.23 per ordinary share. The Company raised gross proceeds of $2,343,792 from the private placements. The difference of $2,341,886 between the par value of ordinary shares and the gross proceeds were recorded as additional paid-in capital.

On April 30, 2024, the Company issued and Mr. Jun Liu agreed to accept 384,478 ordinary shares to settle accrued payroll expenses due to Mr. Liu (Note 11). The difference of $349,491 between the par value of ordinary shares and carrying amount of accrued payables is recorded as additional paid in capital.

As of July 31, 2024, the Company had a total of 11,917,452 ordinary shares issued and outstanding.

Additional paid-in capital

As of July 31, 2023, the Company had additional paid-in capital of $29,196,350.

As mentioned in Note 13 – Equity - ordinary shares, the Company had an increase in additional paid-in capital $2,341,886 and $349,491, respectively, from issuance of shares in private placements and to settle accrued payable due to Mr. Jun Liu.

For the year ended July 31, 2024, the Company entered into an agreement with Asia International Securities Exchange Co., Ltd., which waived debts of $712,258 due from the Company. The forgiveness of liabilities was considered as a contribution from the principal shareholder and recorded as additional paid-in capital.

As of July 31, 2024, the Company had additional paid-in capital of $32,599,985.